UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 15, 2017 (May 11, 2017)
Allegheny Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Six PPG Place
Pittsburgh, Pennsylvania 15222-5479
(Address of principal executive offices)

(412) 394-2800
(Registrant's telephone number, including area code)

N/A
(Former name or address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) As described in Item 5.07 below, the stockholders of Allegheny Technologies Incorporated (the “Company”) approved the Company’s 2017 Incentive Plan (the “2017 Incentive Plan”) at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) held on May 11, 2017.
The description of the terms of the 2017 Incentive Plan contained in the Company’s definitive proxy statement, dated March 30, 2017 (the “2017 Proxy Statement”), and the full text of the 2017 Incentive Plan, which was filed as Appendix A to the 2017 Proxy Statement, are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
As described in Item 5.03 above, the Company held its Annual Meeting on May 11, 2017. As disclosed in the Company’s proxy materials for the Annual Meeting, the following proposals were considered and voted upon at the Annual Meeting: (1) the election of three directors for three-year terms expiring in 2020; (2) approval of the 2017 Incentive Plan; (3) an advisory vote regarding the frequency with which the Company will conduct a non-binding vote to approve the compensation paid annually to its named executive officers; (4) an advisory vote regarding the compensation paid to the Company’s named executive officers in 2016; and (5) ratification of the appointment of Ernst & Young LLP (“E&Y”) as independent auditors for the Company’s fiscal year ending December 31, 2017. Voting results for each such matter are provided below.

1.	James C. Diggs, J. Brett Harvey and David J. Morehouse were elected to serve as Directors of the Company for three-year terms ended in 2020. Votes were cast as follows:

NAME	FOR	WITHHELD	BROKER NON-VOTES
James C. Diggs	80,987,799	3,818,005	15,355,147
J. Brett Harvey	76,632.522	8,173,006	15,355,147
David J. Morehouse	71,595,445	13,210,383	15,355,147

2.	The adoption of the 2017 Incentive Plan was approved. Votes were cast as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
79,139,176	5,474,031	192,622	15,355,147

3.
By advisory vote, the Company’s stockholders approved the recommendation by the Company’s Board of Directors that the Company conduct an annual advisory vote regarding the compensation paid to its named executive officers. Votes were cast as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
79,515,961	299,562	4,788,696	201,639	15,355,147

4.	By advisory vote, the Company’s stockholders approved the 2016 compensation of the Company’s named executive officers. Votes were cast as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
81,883,075	2,657,087	265,697	15,355,147

5.	The Company’s stockholders ratified the selection of E&Y as the Company’s independent auditors for 2017. Votes were cast as follows:

FOR	AGAINST	ABSTENTIONS
95,911,337	4,063,115	186,554

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

By: /s/ Elliot S. Davis
Senior Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary

Dated: May 15, 2017